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                                                                    Exhibit 99.1


                                 Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.





Dated:  August 14, 2002                        /s/ David Sitt
                                               --------------------------------
                                               David Sitt
                                               Co-Chief Executive Officer




Dated:  August 14, 2002                        /s/ Roberto Sonabend
                                               --------------------------------
                                               Roberto Sonabend
                                               Co-Chief Executive Officer



Dated:  August 14, 2002                        /s/ Lawrence L. Epstein
                                               --------------------------------
                                               Lawrence L. Epstein
                                               Chief Financial Officer
                                               and Treasurer